FORUM FUNDS

ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated November 25, 2013 to the Prospectus dated August 1, 2013

On December 13, 2013, the Adviser will present to the Fund’s Board a proposal to temporarily waive adviser fees to implement a cap on Fund expenses. Effective on or about January 1, 2014, Absolute Investment Advisers LLC ("Absolute"), is proposing to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% through August 1, 2015("Expense Cap"). During this period, the Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

For more information, please contact a Fund customer service representative toll free at (888) 99-ABSOLUTE or (888) 992-2765.

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PLEASE RETAIN FOR FUTURE REFERENCE.

212-PS1-1113